Sub-Item 77C:  Matters submitted to a vote of security holders.


At a meeting of shareholders of the Northern Funds (the "Trust") called on March 21, 2000, the following actions were taken:

1. The following individuals were elected to serve as the Board of Trustees by shareholders of the Trust voting together in aggregate:



Election of Trustees
                                               Number of
                                 Number of     Votes
Name of Trustee                  Votes For     Withheld

Richard G. Cline                 7,178,309,857    95,067,225
Edward J. Condon, Jr.            7,185,450,990    87,926,092
Wesley M. Dixon, Jr.             7,177,000,896    96,376,186
William J. Dolan, Jr.            7,159,425,515   113,951,567
John W. English                  7,159,746,681   113,630,401
Raymond E. George, Jr.           7,184,749,639    88,627,443
Sandra Polk Guthman              7,177,986,336    95,390,746
Michael E. Murphy                7,178,215,169    95,161,913
Mary Jacobs Skinner              7,179,380,618    93,996,464
William H. Springer              7,177,099,828    96,277,254
Richard P. Strubel               7,186,091,431    87,285,651
Stephen B. Timbers               7,185,776,172    87,600,910

2. The approval of the selection of Arthur Andersen LLP as the Trust's independent auditors for the fiscal year ending March 31, 2000 was ratified by all the shareholders of the Funds of the Trust voting together in aggregate as follows:

           Votes For             Votes Against  Abstained
         7,212,860,731            20,828,426    39,687,925

3. An Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a series of Northern Funds, a Delaware business trust, was approved by all Funds (voting separately on a Fund-by-Fund basis) as follows:

              Fund                Votes For    Votes Against  Abstained

Money Market                     3,694,952,769    23,938,274     8,472,805
U.S. Government Money Market       204,775,704     7,325,777    32,395,588
U.S. Government Select Money Market780,697,950     1,214,803       995,165
Municipal Money Market           1,720,839,458     2,651,326     2,726,182
California Municipal Money Market  273,442,659       126,025       459,672
U.S. Government                     34,500,335           234        34,174
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,116,770        62,469        20,252
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,213,380        19,314        15,485
Fixed Income                        62,046,984           980        16,848
Tax-Exempt                          50,367,708        28,537         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
High Yield Municipal                 2,079,272
High Yield Fixed Income             13,472,242         1,090         4,175
Income Equity                       15,399,775        11,341        20,889
Stock Index                         23,230,191        42,847        48,188
Growth Equity                       47,267,183        54,880        42,062
Select Equity                        7,392,521        41,678        44,516
Mid Cap Growth                      25,138,321        25,983        15,392
Small Cap Index                     10,826,430           272
Small Cap                           14,344,596        74,302         4,498
Small Cap Growth                    15,527,205         4,422         1,232
International Growth Equity         42,730,330        61,329        13,332
International Select Equity         14,303,691        30,135         2,079
Technology                          27,837,801       141,015        94,883

4. A new fundamental investment policy regarding investments in other investment company securities and a related amendment to the Trust's
Declaration of Trust was approved by each of the Funds (voting separately on a Fund-by-Fund basis) as follows:


Fund                            Votes For      Votes Against Abstained

Money Market                     3,701,298,858    16,044,464    10,020,527
U.S. Government Money Market       211,550,086       484,749    32,462,233
U.S. Government Select Money Market779,581,520     2,311,872     1,014,525
Municipal Money Market           1,718,744,985     2,984,885     4,487,096
California Municipal Money Market  272,392,237     1,176,446       459,672
U.S. Government                     34,487,709         9,740        37,293
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,120,529        48,910        30,052
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,213,380        19,314        15,485
Fixed Income                        62,029,400        20,490        14,922
Tax-Exempt                          50,350,856        36,384        10,783
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,841,306         1,025         2,204
High Yield Municipal                 2,075,971         3,300
High Yield Fixed Income             13,469,325         4,007         4,175
Income Equity                       15,391,006        16,935        24,064
Stock Index                         23,252,078        19,928        49,220
Growth Equity                       47,236,107        78,105        49,913
Select Equity                        7,352,381        74,263        52,071
Mid Cap Growth                      25,133,020        26,872        19,805
Small Cap Index                     10,824,254         2,449
Small Cap                           14,380,826        36,069         6,501
Small Cap Growth                    15,525,787         5,112         1,960
International Growth Equity         42,766,332        31,340         7,320
International Select Equity         14,320,826        11,356         3,723
Technology                          27,789,596       175,372       108,731

5A.   A new investment policy on commodities was approved by each of the
Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

              Fund                Votes For    Votes Against  Abstained

Money Market                     3,699,050,455    15,198,050    13,115,343
U.S. Government Money Market       210,796,901       574,467    33,125,701
U.S. Government Select Money Market778,978,265     2,218,707     1,710,945
Municipal Money Market           1,711,957,000     7,343,976     6,915,990
California Municipal Money Market  271,912,671       264,105     1,851,579
U.S. Government                     34,430,821        22,950        80,972
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,107,332        61,293        30,866
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,200,808                      47,371
Fixed Income                        62,042,849         6,100        15,863
Tax-Exempt                          50,369,077        27,167         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
High Yield Municipal                 2,079,011                         260
High Yield Fixed Income             13,461,144         4,007        12,356
Income Equity                       15,382,142         9,936        39,927
Stock Index                         23,226,989        17,304        76,933
Growth Equity                       47,218,967        64,333        80,825
Select Equity                        7,331,842        58,866        88,007
Mid Cap Growth                      25,123,436        31,513        24,748
Small Cap Index                     10,823,464           663         2,576
Small Cap                           14,380,664        31,760        10,972
Small Cap Growth                    15,522,423         5,627         4,810
International Growth Equity         42,743,440        31,297        30,255
International Select Equity         14,320,327        11,020         4,558
Technology                          27,758,071       154,971       160,657

5B.   New investment policies on borrowing and lending were approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

Fund                            Votes For      Votes Against Abstained

Money Market                     3,693,039,349    21,767,593    12,556,906
U.S. Government Money Market       210,637,018       734,377    33,125,674
U.S. Government Select Money Market778,845,294     2,410,368     1,652,255
Municipal Money Market           1,712,558,282     6,749,363     6,909,321
California Municipal Money Market  271,912,671       264,105     1,851,579
U.S. Government                     34,432,612        22,950        79,181
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,108,473        61,293        29,726
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,181,494        19,314        47,371
Fixed Income                        62,039,341         9,608        15,863
Tax-Exempt                          50,369,077        27,167         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
High Yield Municipal                 2,079,011                         260
High Yield Fixed Income             13,464,061         1,090        12,356
Income Equity                       15,376,236        13,461        42,308
Stock Index                         23,223,634        18,572        79,020
Growth Equity                       47,226,857        68,869        68,399
Select Equity                        7,328,599        76,470        73,646
Mid Cap Growth                      25,126,599        26,971        26,126
Small Cap Index                     10,823,855           272         2,576
Small Cap                           14,380,173        29,460        13,763
Small Cap Growth                    15,521,713         6,337         4,810
International Growth Equity         42,743,815        40,960        20,216
International Select Equity         14,319,592        12,902         3,412
Technology                          27,769,155       161,558       142,987

5C.    A new investment policy on issuer diversification was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

Fund                            Votes For      Votes Against Abstained

Money Market                     3,703,071,934    11,916,436    12,375,478
U.S. Government Money Market       210,932,199       438,504    33,126,365
U.S. Government Select Money Market779,127,842     2,127,820     1,652,255
Municipal Money Market           1,713,337,326     6,162,833     6,716,807
California Municipal Money Market  271,912,671       126,025     1,989,660
U.S. Government                     34,432,134        22,156        80,453
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,122,205        56,263        21,023
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,181,494        19,314        47,371
Fixed Income                        62,042,485         5,938        16,389
Tax-Exempt                          50,369,077        27,167         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
High Yield Municipal                 2,079,011                         260
High Yield Fixed Income             13,464,061         1,090        12,356
Income Equity                       15,382,937         9,141        39,927
Stock Index                         23,235,476        12,629        73,121
Growth Equity                       47,239,271        48,679        76,175
Select Equity                        7,350,363        56,035        72,317
Mid Cap Growth                      25,133,555        21,715        24,427
Small Cap Index                     10,823,855           272         2,576
Small Cap                           14,394,105        16,817        12,474
Small Cap Growth                    15,521,713         6,337         4,810
International Growth Equity         42,764,404        20,621        19,967
International Select Equity         14,320,250        12,243         3,412
Technology                          27,822,933       110,531       140,236

5D.   An amendment to eliminate the investment policy on mortgaging was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:

Fund                            Votes For      Votes Against Abstained

Money Market                     3,701,957,137    12,782,706    12,624,005
U.S. Government Money Market       210,808,689       560,036    33,128,344
U.S. Government Select Money Market778,990,645     2,265,017     1,652,255
Municipal Money Market           1,714,939,918     4,286,623     6,990,425
California Municipal Money Market  271,296,236       742,460     1,989,660
U.S. Government                     34,430,949        22,822        80,972
Short-Intermediate U.S. Government   6,051,177
Intermediate Tax-Exempt             66,122,205        56,263        21,023
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,181,494        19,314        47,371
Fixed Income                        62,038,815         9,608        16,389
Tax-Exempt                          50,369,077        27,167         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
High Yield Municipal                 2,079,011                         260
High Yield Fixed Income             13,464,706                      12,801
Income Equity                       15,373,175        16,523        42,307
Stock Index                         23,215,715        26,958        78,553
Growth Equity                       47,218,321        61,616        84,188
Select Equity                        7,331,506        66,893        80,316
Mid Cap Growth                      25,122,586        26,624        30,486
Small Cap Index                     10,823,855           272         2,576
Small Cap                           14,380,112        29,094        14,190
Small Cap Growth                    15,522,403         5,647         4,810
International Growth Equity         42,744,814        38,680        21,497
International Select Equity         14,320,877        11,617         3,412
Technology                          27,765,032       163,747       144,920

5E.   With respect to all Funds except the Short-Intermediate U.S. Government,
California IntermediateTax-Exempt, Arizona Tax-Exempt, High Yield Municipal, High Yield Fixed Income, Small Cap Index and Small Cap Growth Funds, the elimination of investment policy on puts and calls was approved by each of the Funds listed below (voting separately on a Fund-by-Fund basis) as follows:


Fund                            Votes For      Votes Against Abstained

Money Market                     3,701,941,099    11,946,448    13,476,301
U.S. Government Money Market       210,813,501       510,384    33,173,185
U.S. Government Select Money Market778,901,411     2,516,346     1,490,160
Municipal Money Market           1,713,214,139     5,662,801     7,340,026
California Municipal Money Market  271,912,671       126,025     1,989,660
U.S. Government                     34,432,512        22,950        79,280
Intermediate Tax-Exempt             66,103,659        64,966        30,866
Florida Intermediate Tax-Exempt      3,181,494        19,314        47,371
Fixed Income                        62,038,159        10,662        15,991
Tax-Exempt                          50,335,517        60,728         1,778
California Tax Exempt               10,479,663
International Fixed Income           1,842,823         1,025           687
Income Equity                       15,383,785         8,294        39,926
Stock Index                         23,220,402        21,402        79,422
Growth Equity                       47,215,857        57,593        90,675
Select Equity                        7,290,150        53,835       134,730
Mid Cap Growth                      25,128,257        27,620        23,820
Small Cap                           14,385,451        23,772        14,173
International Growth Equity         42,752,305        32,536        20,151
International Select Equity         14,326,197         5,289         4,420
Technology                          27,746,284       139,172       188,243

5F.   With respect to the Funds listed below a new investment policy on municipal investments was approved by each of the Funds (voting separately on a Fund-by Fund basis) as follows:


Fund                            Votes For      Votes Against Abstained

Municipal Money Market           1,711,791,167     5,458,909     8,966,890
California Municipal Money Market  271,912,671       126,025     1,989,660
Intermediate Tax-Exempt             66,145,858        42,589        11,045
California Intermediate Tax-Exempt   9,323,908
Florida Intermediate Tax-Exempt      3,225,472                      22,707
Tax-Exempt                          50,369,077        27,167         1,778
Arizona Tax Exempt                   5,546,153
California Tax Exempt               10,479,663
High Yield Municipal                 2,079,011                         260